UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2014

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 29, 2014 the Federal Home Loan Bank of Pittsburgh (the "Bank") issued: 1) a press release to report the Bank’s financial results for the quarter and six months ended June 30, 2014 and announce the Board’s declaration of a dividend and 2) a member letter regarding the financial results, dividend and upcoming changes to the Bank’s Capital Plan. Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the related press release and member letter.

Item 3.03 Material Modifications to Rights of Security Holders.

On July 29, 2014 the Bank issued a Capital Plan communication to its members outlining changes to the Bank’s Capital Plan, which become effective October 6 and 7, 2014 as follows: 1) the Capital Plan is amended effective October 6, 2014 to convert each member’s existing membership stock and activity stock into subclasses of its Class B Capital Stock: Subclass B1 Membership Stock and Subclass B2 Activity Stock. Under the terms of the Amended Capital Plan the Bank’s Board may declare dividends on Subclass B2 Activity Stock that exceed those declared on Subclass B1 Membership Stock; 2) also effective October 6 with the amendment of the Capital Plan the Subclass B2 Activity Stock ranges for letters of credit and advances are widened and a new activity stock range is created for forward commitment advances. However, no change is being made in the amount of Subclass B2 Activity Stock members have to purchase to support their Bank activity at this time; and 3) effective October 7, 2014 the Subclass B1 Membership Stock percentage requirement is reduced from 0.35% to 0.10%.
The statements set forth herein regarding the Amended Capital Plan are qualified in their entirety by reference to a copy of the Amended Capital Plan filed as Exhibit 99.3.

Item 7.01 Regulation FD Disclosure.

The Bank’s Capital Plan communication to its members issued on July 29, 2014 is included as Exhibit 99.4. The information set forth under Item 2.02 is also furnished pursuant to this Item 7.01. The information being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibits 99.1, 99.2 and 99.4 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated July 29, 2014 issued by the Bank
99.2 Letter to Members dated July 29, 2014 issued by the Bank
99.3 Amended Bank Capital Plan Effective October 6, 2014
99.4 July 29, 2014 Member Capital Plan Communication

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

July 29, 2014	By:	/s/ Edward V. Weller

Name: Edward V. Weller
Title: Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 29, 2014 issued by the Federal Home Loan Bank of Pittsburgh
99.2	Letter to members dated July 29, 2014 issued by the Federal Home Loan Bank of Pittsburgh
99.3	Amended Bank Capital Plan Effective October 6, 2014
99.4	July 29, 2014 Member Capital Plan Communication